Registration Service Provided By: RegisterFly.com
Contact: support@RegisterFly.com
Visit: http://www.RegisterFly.com

Domain name: URBANALIEN.COM

Name servers:
    ns1.easyDNS.com
    ns2.easyDNS.com
    remote1.easyDNS.com
    remote2.easyDNS.com

Creation date: Sat Jul 21 2001 00:00:00
Expiration date: Mon Jul 21 2003 00:00:00

Registrant Contact:
   Urbanalien Corporation
   Steve Billinger   (sbillinger@urbanalien.com)
   905-629-6654
   FAX: none
   5180 Orbitor Dr.
   Mississauga, ON L4W5L9
   CA


Billing, Administrative Contact:
   Urbanalien Corporation
   Steve Billinger   (sbillinger@urbanalien.com)
   905-629-6654
   FAX: none
   5180 Orbitor Dr.
   Mississauga, ON L4W5L9
   CA


Technical Contact:
   Urbanalien Corporation
   Swapan Singh   (ssingh@urbanalien.com)
   905-629-6681
   FAX: none
   5180 Orbitor Dr.
   Mississauga, ON L4W5L9
   CA



Status: PROTECTED
  Note: To help prevent malicious domain hijacking and domain transfer errors, the registrar has protected the registrant of this domain name registrant by locking it. Any attempted transfers will be denied at the registry until the registrant requests otherwise. The registrant for the name may unlock the name at any time at the current registrar in order for a transfer initiation to succeed


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purposes only, that is, to assist you in obtaining information about or related to a domain name registration record. We make this information available "as is," and do not guarantee its accuracy. By submitting
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purposes and that, under no circumstances will you use this data to: (1) enable high volume, automated, electronic processes that stress or
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commercial advertising or solicitations via direct mail, electronic mail, or by telephone. The compilation, repackaging, dissemination or other use of this data is expressly prohibited without prior written consent from us. The registrar of record is eNom. We reserve the right to modify these terms at any time. By submitting this query, you agree to abide by these terms.
Version 6.3 4/3/2002


The previous information has been obtained either directly from the registrant or a registrar of the domain name other than VeriSign.
VeriSign, therefore, does not guarantee its accuracy or completeness.